Exhibit 10.4

AMENDED AND RESTATED
PROMISSORY NOTE
(Revolving Loan)

$2,500,000.00	January 7, 2016

THIS AMENDED AND RESTATED PROMISSORY NOTE (as amended, modified, replaced, restated, extended or renewed from time to time, this “Note”) is made as of the date indicated above and evidences indebtedness of GREYSTONE LOGISTICS, INC., an Oklahoma corporation, and GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”), to INTERNATIONAL BANK OF COMMERCE, a Texas state banking association (together with any and all of its successors and assigns and/or any other holder of this Note, the “Lender”).

Borrowers jointly and severally promise to pay to the order of Lender the principal sum of $2,500,000.00, or so much thereof as has been advanced by the Lender, in legal and lawful money of the United States of America, with interest as it accrues on the outstanding principal balance from the date of this Note until paid. This Note (a) extends, modifies, and restates in its entirety the Promissory Note (Revolving Loan) dated January 31, 2014 in the face amount of $2,500,000.00 from the Borrowers in favor of Lender (the “Prior Note”), and (b) is executed pursuant to, and is the “Revolving Note” described in, the Loan Agreement dated January 31, 2014 among the Borrowers and the Lender, as amended by the First Amendment to Loan Agreement of even date herewith among Borrowers and the Lender (as so amended, and as further amended, modified or restated from time to time, the “Loan Agreement”). Capitalized terms used but not defined in this Note have the meanings assigned to them in the Loan Agreement.

Interest will accrue on the outstanding principal balance of this Note at an annual interest rate equal to the greater of (a) the floating “Prime Rate” (defined below) as it fluctuates from time to time, plus 0.5%, or (b) 4.00%, but will not exceed the highest non-usurious rate of interest permitted by (i) Oklahoma Law or (ii) United States Federal Law, if and only if Federal Law permits a higher interest rate (the “Maximum Rate”). The annual interest rate effective as of the date of this Note is 4.00%. The rate of interest due on this Note will be recomputed as of the date of any change in the Prime Rate.

The Borrowers shall pay all interest accrued on the outstanding principal amount hereof on February 29, 2016, and continuing on the last day of each following month until January 31, 2018 (the “Maturity Date”). A final payment of all unpaid principal and accrued interest is due and payable on the Maturity Date, if not previously paid in full. This Note evidences a revolving credit facility. During the availability period, the Borrowers may repay principal amounts and reborrow them. The Borrowers agree not to permit the principal balance of this Note at any one time to exceed the lesser of (i) the Revolving Commitment, and (ii) the Borrowing Base. If the Borrowers exceed this limit, the Borrowers shall immediately pay the excess to the Lender.

Lender will apply each payment as of its scheduled due date and in the order of application as Lender elects in its sole discretion. All payments will be made to the Lender by mailing payment to P.O. Box 26020, Oklahoma City, OK 73126-0020 or by delivering payment in person at 2250 E. 73rd Street, Tulsa, OK 74136.

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The principal of this Note may be prepaid in whole or in part at any time, without premium or penalty.

The “Prime Rate” is the NEW YORK PRIME RATE, which for purposes of this Note means the annual lending rate of interest announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate. If JPMorgan Chase Bank, N.A. does not announce its prime rate, then the IBC Prime Rate minus one percent (1%) will be the Prime Rate. The IBC Prime Rate is the annual lending rate of interest announced from time to time by International Bank of Commerce as its prime rate.

Use of either the New York Prime Rate or the IBC Prime Rate is not a warranty or representation by Lender that such rate is more favorable than another rate or index, that rates on other loans or credit facilities may not be based on other indices or that rates on loans to others may not be made below such prime rate.

Interest under this Note is calculated on a 360-day factor applied on a 365-day year or a 366-day year (if the year is a leap year) on the unpaid principal to the date of each installment paid. Notwithstanding anything to the contrary contained in this Note or the other Loan Documents, interest under this Note shall not exceed the Maximum Rate. If the calculation of interest on the principal sum of this Note results in the interest rate in effect under this Note exceeding the Maximum Rate, then such interest will be recalculated on the basis of the actual number of days elapsed in the period for which interest is being calculated and a year of 365 or 366 days, as applicable.

To the extent allowed by Law, matured unpaid amounts will bear interest computed on a full calendar year 365/365 days basis, or on a 366/366 days basis (if the year is a leap year), at a rate of interest equal to the lesser of (a) four percent (4%) per annum above the rate then in effect, or (ii) the Maximum Rate.

If any payment required under this Note is not made within ten (10) days from the due date, Lender may in its sole discretion, to the extent permitted by law, require the Borrowers to pay a one-time “late charge” per late payment equal to five percent (5%) of the amount of the past due principal and interest of such payment, with a minimum of $10.00 and a maximum of $1,500.00 per late payment. The “late charge” may be assessed without notice, and shall be immediately due and payable. This provision is inapplicable if the outstanding indebtedness under the Note is accelerated in full.

The Borrowers shall pay all outstanding unpaid principal, all accrued and unpaid interest, and all fees accrued and unpaid late charges, and/or other charges incurred in this transaction by, or for the benefit of the Borrowers, that remain due and owing, on the Maturity Date.

If all or a part of the indebtedness represented by this Note is collected at Law or in equity or in bankruptcy, receivership or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, each Borrower and any endorser or guarantor hereof agree to pay hereunder, in addition to the principal and interest due and payable hereon, reasonable attorneys’ fees, court costs and other collection expenses incurred by the holder hereof.

Each Borrower and any endorser or guarantor hereof hereby waive presentment for payment, demand, notice of nonpayment, protest and notice of protest with respect to any payment hereunder and agree to any extension of time with respect to any payment due hereunder, to any substitution or release of the security or collateral described in the Security Instruments and to the addition or release of any party liable hereunder. No delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of such rights.

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This Note and the indebtedness evidenced hereby shall be construed and enforced in accordance with and governed by the Law of the State of Oklahoma, without regard to any conflict-of-law principles that would apply the Law of any other jurisdiction.

Each of the undersigned, as a Borrower, and all others who are or become parties primarily or secondarily liable on this Note, whether as endorsers, guarantors or otherwise, hereby agree that this Note may be renewed one or more times, the time for payment of this Note or any renewal Note extended, the interest rate or other terms of the indebtedness evidenced hereby changed, any party released, or any action taken or omitted with respect to any collateral security, including surrender of such security or failure to perfect any lien thereon, without notice or without releasing any of them, except as otherwise expressly agreed in writing, and the obligation of such party shall survive whether or not the instrument evidencing such obligation shall have been surrendered or canceled. All such parties waive presentment, demand for payment, protest and notice of nonpayment or dishonor and agree that failure of this holder to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

This Note is non-assumable by any successor to or assignee of the Borrowers without the Lender’s prior written approval. If the Lender approves any such assumption, the terms of this Note shall be binding upon the Borrowers’ respective successors and assigns. The terms of this Note shall inure to the benefit of the Lender and its successors and assigns.

This Note amends, restates and replaces (but is not a novation of), is given in substitution and exchange for, and evidences in part obligations that were previously incurred under the Prior Note, but does not extinguish the indebtedness evidenced by, or Borrowers’ indebtedness under, the Prior Note or the collateral security therefor.

EACH BORROWER HEREBY AGREES TO SUBMIT TO THE JURISDICTIONAL PROVISIONS SET FORTH IN SECTION 10.17 OF THE LOAN AGREEMENT, INCORPORATED HEREIN BY REFERENCE AND EXPRESSLY MADE APPLICABLE IN ITS ENTIRETY TO THIS NOTE AND THE BORROWERS.

EACH BORROWER AGREES THAT ANY AND ALL CONTROVERSIES OR CLAIMS ARISING OUT OF THIS NOTE, ITS NEGOTIATION AND/OR THE BREACH THEREOF, WILL BE RESOLVED AS SET FORTH IN SECTION 10.16 OF THE LOAN AGREEMENT, INCORPORATED HEREIN BY REFERENCE AND EXPRESSLY MADE APPLICABLE IN ITS ENTIRETY TO THIS NOTE AND THE BORROWERS.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THE LOAN AGREEMENT (AND INCORPORATED BY REFERENCE INTO THIS NOTE), TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, EACH BORROWER WAIVES TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. EACH BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. EACH BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

EACH BORROWER ACKNOWLEDGES EXECUTION OF THIS NOTE AND HAVING READ ALL OF ITS PROVISIONS AND AGREES TO ITS TERMS.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page Attached]

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THIS AMENDED AND RESTATED PROMISSORY NOTE is dated and effective as of the first date indicated on the first page.

BORROWERS:

GREYSTONE LOGISTICS, INC., an Oklahoma corporation

By:	/s/ Warren F. Kruger
Warren F. Kruger, President/CEO

GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company

By:	/s/ Warren F. Kruger
Warren F. Kruger, Manager

Signature Page

Amended and Restated

Revolving Promissory Note